SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

Form N-1A

Securities Act Registration NO. 2-60951

Investment Company Act Registration NO. 811-2815


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Post-Effective Amendment NO. 39 [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X] Amendment No. 40 [X]


COPLEY FUND, INC.
(Exact Name of Registrant as Specified in Charter)

5348 Vegas Drive
Las Vegas, NV 89108
(Address of Registrant's Principal Executive Offices (Zip Code)

Registrant's Telephone Number, including Area Code (508) 674-8459

Eastbiz.com, Inc.
5348 Vegas Drive
Las Vegas, NV 89108
(Name and Address of Agent for Service)

Copy to:
Thomas C. Henry, Esquire
Roberts & Henry
164 Honeysuckle Drive
Jupiter, FL 33458
561-744-5932

Approximate Date of Proposed Public Offering: As soon as practicable after this Amendment become effective.


It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1).
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on May 4, 2010.

                                     [LOGO]

                                COPLEY FUND, INC.
--------------------------------------------------------------------------------

                                   PROSPECTUS

                                COPLEY FUND, INC.

                               Ticker Symbol COPLX

                              Investment Objective
                        Accumulation of Dividend Income

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   PROSPECTUS
                                  July 1, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                TABLE OF CONTENTS

                          ----------------------------
                          Investment Products Offered:

                          o Are not FDIC insured
                          o May lose value
                          o Are not bank guaranteed
                          ----------------------------

                                                                            PAGE
SUMMARY SECTION
      Investment Objective ................................................. 3
      Fees and Expenses of the Fund ........................................ 3
      Principal Investment Strategies ...................................... 4
      Principal Investment Risks ........................................... 4
      Bar Chart and Performance Table ...................................... 5
      Investment Adviser ................................................... 6
      Portfolio Manager .................................................... 6
      Purchase and Sale of Fund Shares ..................................... 7
      Tax Information ...................................................... 7
      Payments to Broker-Dealers and Other Financial Intermediaries ........ 7

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND RISK
      Investment Objectives ................................................ 8
      Investment Strategies ................................................ 8
      Principal Risks ...................................................... 9

FUND MANAGEMENT
      Board of Directors ................................................... 11
      Investment Advisor ................................................... 11
      Portfolio Manager .................................................... 11

INFORMATION ABOUT THE FUND
      Distributions and Taxes .............................................. 11
      Account Policies ..................................................... 16
      Questions ............................................................ 18
      Privacy Policy ....................................................... 18
      Anti-Money Laundering Program ........................................ 18
      Portfolio Holdings and Disclosure Policy ............................. 19
      Abusive Trading Practices ............................................ 19

FINANCIAL HIGHLIGHTS ....................................................... 19

                                Copley Fund, Inc.
Investment Objective

      The Fund seeks to generate and accumulate dividend income.

Fees and Expenses of the Fund

      This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions                            None
Redemption Fee (as a % of amount redeemed) on Shares Held
  Less Than 10 Days                                                       2.00%

Annual Fund Operating Expenses
      (expenses that you pay each year as a percentage of
         the value of your investment)
Management Fees                                                            .78%
Distribution and/or Service (12b-1) Fees                                  0.00%
Other Expenses                                                             .52%
Total Annual Fund Operating Expenses                                      1.30%
Fee Waiver (a)                                                           (0.11)%
  Total Annual Fund Operating Expenses After Fee Waiver                   1.19%

(a) The Adviser has entered into an agreement with the Fund whereby the Adviser has contractually agreed to waive $60,000 of its fee. This agreement is effective for the period from March 1, 2010 through February 28, 2011. After February 28, 2011 the Adviser or the Fund can choose not to continue the agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Fund's operating expenses remain the same. The example also assumes that the current contractual fee waiver is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years                5 Years               10 Years
      ------               -------                -------               --------
      $121                 $401                   $702                  $1,558

Portfolio Turnover

      The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1.8% of the average value of its portfolio.

Principal Investment Strategies

      Under normal conditions, the Fund invests at least 90% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Fund invests, in general, in stocks from a variety of industries included in the energy, communication, financial, pharmaceutical, insurance, retail and pipeline sectors. These are some of the sectors within the economy which the Adviser believes will contain companies which pay relatively high dividends which are increased on a regular and consistent basis.

Principal Investment Risks

      The Fund invests primarily in equity securities that fluctuate in value. Political and economic news and events can influence market wide trends. Other factors may cause price swings in a single company's stock or the stocks of the companies within a given industry. The Fund often invests a significant portion of its assets in public utility companies. This results in the Fund's performance being closely tied to conditions affecting that industry such as interest rate sensitivity, regulatory changes, environmental issues, natural gas and coal prices and the risks associated with the operation of nuclear power plants. Although the Fund has been audited on this issue, a shareholder would lose money if the Fund were to be held liable for any federal accumulated earnings tax. Loss of money is a risk of investing in the Fund.

                         Bar Chart and Performance Table

      The information in the bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 years and for the life of the Fund compare to those of broad measures of market performance.

      The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

12/31/99              $ 10,000
12/31/00              $ 12,250
12/31/01              $ 11,111
12/31/02              $  9,566
12/31/03              $ 10,935
12/31/04              $ 12,356
12/31/05              $ 13,084
12/31/06              $ 15,661
12/31/07              $ 13,965
12/31/08              $ 11,786
12/31/09              $ 12,065

Figure 1

      During the ten-year period shown in the above chart, the highest quarterly return was 13.6% (for the quarter ended September 30, 2000) and the lowest quarterly return was (14.95)% (for the quarter ended September 30, 2002).

Average annual total returns for the periods ended December 31, 2009

      The following table shows the Fund's average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. The S&P 500 Index is relevant to the Fund because it has characteristics similar to the Fund's.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Redemption" may be greater than the "Return Before Taxes" because you are assumed to be able to use the capital loss on the sale of shares to offset other taxable gains.

      Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2009

-----------------------------------------------------------------
                                          1        5        10
                                        Year     Years     Years
-----------------------------------------------------------------
Return Before Taxes                    2.36%    -0.48%     1.89%
-----------------------------------------------------------------
Return After Taxes on Distributions    2.36%    -0.48%     1.89%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption                       2.36%    -0.48%     1.89%
-----------------------------------------------------------------
Comparative Index
(reflect no deduction for fees,
  expenses or taxes)
-----------------------------------------------------------------
S&P 500 Index                          26.47%     0.42%   (0.95)%

-----------------------------------------------------------------

Investment Adviser

      Copley Financial Services Corp. is the investment adviser of the Fund.

Portfolio Manager

      The portfolio manager of the Fund is Irving Levine. He has been portfolio manager since the Fund's inception in 1978.

                        Purchase and Sale of Fund Shares

      The minimum initial investment for individuals, corporations, partnerships or trusts is $1,000. There is a $100 minimum for subsequent investments.

      You may redeem your shares at any time by written request, telephone or wire transfer.

                                 Tax Information

      The Fund does not normally make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

          Payments to Broker-Dealers and Other Financial Intermediaries

      If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank) you may be charged a fee or commission. The Fund receives no portion of any such fee and makes no payments to Broker-Dealers or other Financial Intermediaries for the sale of Fund shares.

                               COPLEY FUND, INC.

         INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND RISKS

                              INVESTMENT OBJECTIVES
                              ---------------------

The Fund's primary investment objective is the generation and accumulation of dividend income. The Fund's secondary objective is long-term capital appreciation.

                              INVESTMENT STRATEGIES
                              ---------------------

Most mutual funds are organized as Regulated Investment Companies (RICs) under Subchapter M of the Internal Revenue Code. Regulated Investment Companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These funds may escape corporate taxation because, unlike ordinary corporations, they are entitled to claim a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to its shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and the net tax exempt interest income. The individual shareholder is the person responsible for federal and where applicable state income taxes on the earnings of the mutual fund.

The Copley Fund is not a RIC. It is organized as a regular corporation (C corporation). Like a RIC, Copley uses its corporate structure to create dividend and interest income. Unlike a RIC, Copley is entitled to use the dividends received deduction whereby up to 70% of the dividend income received, or 70% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 35%. Unless the Fund is subject to an accumulated earnings tax (see "Principal Risks" below), the taxation of current earnings and profits at the Fund level, rather than at the shareholder level, is deemed by the Board of Directors to be in the best interest of all shareholders. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder's account.

Shareholders may have to recognize taxable income when they redeem shares. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 15%. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

Principal Investments

The Fund invests substantially all of its assets in the equity securities (stocks) of (1) companies with strong balance sheets and with histories of dividend increases and (2) companies whose earnings growth potential enhances prospects for future increases in dividend rates. The Fund's Investment Manager ("Manager") expects that more than 80% of the Fund's assets will be invested in such equity securities. These common stocks and preferred stocks entitle the holder to participate in a company's general operating results. Because of their history of paying dividends the Fund may, at times, invest a substantial portion of its assets in public utility companies. (See "Principal Risks" below.)

Temporary Investments

The Manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances the Fund may be unable to pursue its investment goals because it may not invest in equity securities. At such times, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in money market securities, short-term U.S. government obligations and short term debt securities.

Operating Business


In an effort to enhance its performance and to preserve and promote its investment goal in the context of adverse tax law changes more fully discussed under "Principal Risks" the Fund has engaged, on a limited basis, in the luggage and related products business. In order to maintain the Fund's status as a diversified investment company the value of the operating business is limited to 24% or less of the Fund's total assets and the gross profit therefrom is limited to 10% or less of the Fund's total annual gross income.


The Fund will normally invest at least 80% of its assets in the types of securities described in this prospectus. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.

                                PRINCIPAL RISKS

You may lose money on your investment in the Fund just as you could with other investments.

Stocks

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The stocks in which the Fund principally invest are subject to those risks.

Because the securities the Fund holds fluctuate in price, this means you could lose money over short or even extended periods. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

Utilities Industry

While the Fund does not invest more than 25% of its assets in any one industry it may, at times, have a substantial portion of its assets invested in public utility companies. At such times the Fund's performance is closely tied to conditions affecting the public utilities industry, which may change rapidly. Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. On-going regulatory changes have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. In addition, the industry is subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs due to environmental and safety regulations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Operating Business Tax Risk

The Manager believes that the conduct of the operating business eliminates or, at the least, minimizes the risk that the Fund will be subject to federal accumulated earnings tax. In the event the Manager's position is challenged by the IRS or changes are made to existing tax laws and regulations the Fund could be held liable for accumulated earnings tax by the IRS. In this event the Fund's net asset value would be reduced by any such liability and each shareholder would incur a proportionate decrease in the value of their account.

Tax on Unrealized Appreciation

Federal and, where applicable, state income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Fund maintains a reserve for this eventuality in an account entitled Deferred Federal Income Tax. The Fund currently is required to accrue a liability, on a day to day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important to understand that this deferred liability will only be recognized or paid when securities that have appreciated in value are sold by the Fund. The Fund has a history of purchasing solid securities and holding the securities for long periods of time. Therefore, the deferred income tax liability associated with these securities will also, by historical practice, be a long term liability.

This risk is discussed in further detail in this Prospectus under "Distribution and Taxes."

                                FUND MANAGEMENT

Board of Directors

The business and affairs of the Fund are managed under the supervision of its Board of Directors. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment advisor, transfer agent and custodian. A majority of the Fund's Directors are not affiliated with the investment advisor of the Fund.

Investment Advisor

Copley Financial Services, Corp. P.O. Box 3287, Fall River, Massachusetts, 02722 is the Fund's investment manager pursuant to an advisory agreement last approved by shareholders on May 19, 1994. A discussion regarding the basis for the Board of Directors' approval of the advisory agreement is available in the Funds' Annual Report to Shareholders for the period ended February 28, 2010. Mr. Irving Levine is responsible for the Fund's management. He is president of the Manager and has managed the Fund since its inception in 1978. For its services the Manager received a fee of .67% of average net assets during the last fiscal year. This figure reflects a $60,000 contractual fee waiver. Without such waiver the fee would have been .78% of average net assets. The Advisor is contractually obligated to make such waiver through February 28, 2011. After that time the Advisor or the Fund can choose not to continue the agreement. For the fiscal year ended February 28, 2010, the Fund's ratio of total annual operating expenses to average net assets was 1.19%.

The Fund and its Manager have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics do permit, under limited circumstances, personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Code applies also to the Fund's Principal Executive Officer and Principal Financial Officer, who, in this case is Mr. Levine.

The Manager was organized in 1978 to serve as investment advisor to the Fund. Providing investment advisory services to the Fund is its only business. Mr. Irving Levine, as portfolio manager, is primarily responsible for the day to day management of the Fund's portfolio. Mr. Levine is an officer and Director of the Fund. He has more than 40 years investment experience and has been a portfolio manager with the Manager since 1978.

The Fund's Statement of Additional Information provides additional information on Mr. Levine, including a description of his compensation, other accounts managed, and his ownership of securities in the Fund.

Portfolio Manager

Mr. Irving Levine has been the Fund's Portfolio Manager since the Fund's inception in 1984. He is primarily responsible for the day-to-day management of the Fund's Portfolio. He is assisted by an investment committee. Committee members share responsibility for providing ideas, information and knowledge in managing the Fund and each committee member has one or more areas of expertise. The portfolio manager is responsible for making daily investment decisions and utilizing the investment committee's input when making buy and sell decisions.

The Statement of Additional Information provides details about the Portfolio Manager's compensation, other accounts managed and ownership of Fund Shares.

                            DISTRIBUTION AND TAXES

The Fund does not normally make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

The Fund will pay an income tax on any net capital gains realized during a taxable year at the statutory rates noted above. The Fund will also accrue deferred income taxes on appreciated securities as discussed in the following paragraphs. The Fund may carry net capital losses forward for five years as an offset against net capital gains that are subject to taxation in a given year.

When stocks increase in value in excess of their cost (appreciate), the appreciation is captured in an asset account called unrealized appreciation. This accounting treatment permits the Fund to record stocks at their original cost and, in addition, to record any appreciation associated with the overall portfolio. If stocks decrease in value below their original cost (depreciate), the stock's recorded value is lowered to the current market price.


The Fund is required to mark its portfolio to current market prices on a daily basis. Therefore, on any given day, the value of the Fund will include the current market values for each stock contained in the portfolio which will include all recorded appreciation and depreciation associated with the portfolio. This is an important concept that permits the Fund to be priced at a dollar value that reflects the overall value of the assets held.

When stocks increase in value over their original cost, the increase called appreciation is subject to taxation when the stocks are actually sold. Until the appreciated securities are sold, the appreciation is deemed to be "unrealized" and is not subject to taxation. Even though the unrealized appreciation is not currently subject to taxation, generally accepted accounting principles assume that at some point the securities will be sold and therefore require that the income tax obligation associated with the recorded appreciation be determined and shown as a liability, called deferred income taxes, on the Fund's balance sheet. Albeit the securities may not be sold for many years, the Fund has an obligation to record the deferred tax liability in the accounting period in which the unrealized appreciation is recorded. Conversely, the Fund may decrease the deferred tax liability in periods where previously recorded appreciation is reduced due to market conditions.

Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain tax management techniques and strategies described in the Prospectus. The Fund intends to evaluate continuously the operations of the Fund under the current federal and state tax laws as well as various alternatives available.

Since the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the "AET"). The AET is imposed on a corporation's accumulated taxable income (the "ATI") for each taxable year at the rate of 15%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a "mere holding or investment company."


In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. The business is operated as a division of the Fund. The value of business assets and their earnings are included in the net assets of the Fund. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes that under existing law the Fund's operation of its active trade or business prevents the Fund from being classified as a "mere holding or investment company" for purpose of the AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the Fund and through the date of redemption allocable to the redeemed shares.

The Internal Revenue Service has in the past accepted the Manager's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Of course the Service could change their position on future audits. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

The Internal Revenue Service selected for examination the Fund's income tax return filed for the fiscal year ending February 28, 1999. This routine examination commenced in May 2001 resulted in a no change letter issued by the IRS on March 14, 2002.

                                 YOUR ACCOUNT

Account Application and Buying Shares

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see next page).

Foreign Investors. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Buying Shares

Through your investment representative:

    Opening an account - contact your investment representative
    Adding to an account - contact your investment representative

By Mail:

    Opening an account - Make your check payable to the Copley Fund, Inc.

Mail the check and your signed application to the Fund at:

    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

Adding to an account - Make your check payable to the Copley Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to the Fund at:

    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

    By Wire: 1-877-811-2751

    Opening an account - Call to receive instructions.
    Adding to an account - Call to receive a wire control number and wire instructions.

Retirement Plans

The Fund does not offer any retirement plans.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Requests to sell $50,000 or less can be made with a simple letter. However, to protect you and the Fund we will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, if:
    o   You are selling more than $50,000 worth of shares
    o   You want your proceeds paid to someone who is not a registered owner
    o You want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account.
    o You have changed the address on your account by phone within the last 15 days.

We may also require a medallion signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

A MEDALLION SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND SECURITIES DEALERS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more.

Redemption Fees

Redemption Fee. Shares purchased and redeemed within ten (10) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. This fee is waived if an investor establishes a systematic withdrawal plan when opening an account.

Redemption Proceeds

Your redemption check will be sent within three business days after we receive your request. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

Selling Shares

To sell some or all of your shares

Through your investment representative - Contact your investment representative


By Mail - Send written instructions and endorsed share certificates (if you have share certificates) to the Fund at:

    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

Partnership or trust accounts may need to send additional information.

Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and additional documents, as well as medallion signature guarantees if required.

A check will be mailed to the name(s) and address on the account.

Systematic Withdrawal Program

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor's principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed or can be processed on any day of the month.

For tax purposes, withdrawal payments may not be considered as income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of this Prospectus and forward it to:

    Copley Fund, Inc.
    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

                               ACCOUNT POLICIES

When and How Net Asset Value is Calculated

The NAV is calculated as of the close of trading on the New York Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day's NAV. Currently, the Exchange is closed when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered to be unreliable due to significant market or other events are priced at their fair value as determined in good faith pursuant to procedures adopted by the Fund's Board of Directors. Part of the assets of the operating division consist of inventory and is valued at its fair value as determined by the Board of Directors.

The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund's NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing. To understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectus. The Fund does not currently hold any such investments.

Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment advisor. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

Accounts with Low Balances

If the value of your account falls below $ 500 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum INITIAL investment amount of $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

Statement and Reports

You will receive confirmations and account statements that show your account transactions. You will also receive the Fund's financial reports every six months.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Joint Accounts

Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with right of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Additional Policies

Please note that the Fund maintains additional policies and reserve certain rights per Securities and Exchange Commission regulations, including:

The Fund may refuse any order to buy shares.

At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

You may only buy shares of the Fund where it is eligible for sale in your state or jurisdiction.

In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by Federal securities laws and regulations.

For redemptions over a certain amount, or in the case of an emergency, the Fund reserves the right to make payments in securities or other assets of the Fund. In such event Shareholders may incur brokerage costs and are subject to securities risks and tax obligations.

To the extent that the Fund and its agents use reasonable procedures, neither the Fund nor the agents will be liable for any losses or expenses realized.

                                   QUESTIONS

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment advisor registered under the Investment Advisors Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

    o Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.

    o Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services - like a transfer agent - we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                         ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                   PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

                           ABUSIVE TRADING PRACTICES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund's policies. The Fund receives reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Directors has implemented a 2.00% redemption fee on redemptions within ten (10) days of purchase. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.


The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund's transfer agent must determine when a redemption occurs within ten (10) days of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

                                COPLEY FUND, INC.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

      The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years February 28, 2006 through February 28, 2010. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus. The financial information for fiscal years 2008, 2007 and 2006 were audited by Roy C. Hale, CPA.

      The annual financial information for the fiscal years ended February 28, 2010 and 2009 were audited by Amper, Politziner & Mattia, LLP, whose report, along with the Fund's financial statements is included the Fund's annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

                                                                              Fiscal Years Ending February 28 or 29,
                                                               --------------------------------------------------------------------
                                                                  2010          2009           2008         2007           2006
                                                               ----------    ----------     ----------    ----------     ----------
Net Asset Value, Beginning of Year .........................   $    35.80    $    44.07     $    42.54    $    37.23     $    35.28
                                                               ----------    ----------     ----------    ----------     ----------
  Income (loss) From Operations:
    Net investment gain (loss) .............................         1.43          1.20           1.18         (1.31)          0.27
    Net gain (loss) from securities
      (both realized and unrealized) .......................         2.98         (9.47)          0.35          6.62           1.68
                                                               ----------    ----------     ----------    ----------     ----------
  Total from operations ....................................         4.41         (8.27)          1.53          5.31           1.95
                                                               ----------    ----------     ----------    ----------     ----------
Net Asset Value, End of Year ...............................   $    40.21    $    35.80     $    44.07    $    42.54     $    37.23
                                                               ==========    ==========     ==========    ==========     ==========
Total Return (b) ...........................................        12.32%       (18.77)%         3.60%        14.26%          5.53%
                                                               ==========    ==========     ==========    ==========     ==========
Ratios/Supplemental Data
  Net assets, end of year (in 000's) .......................   $   56,228    $   53,765     $   69,395    $   67,581     $   59,298
  Ratio of net expenses, including
    regular & deferred taxes, to average net assets ........         1.19%         1.58%          1.72%         7.88%          3.80%
  Ratio of net expenses, excluding deferred
    taxes, to average net assets ...........................         1.60%         1.24%          1.72%         1.67%          1.72%
  Ratio of net investment and operating
    income (loss) to average net assets ....................         3.65%         2.80%          2.73%       (3.28)%          0.76%
  Ratio of net investment and operating
    income (loss), excluding deferred
    taxes, to average net assets ...........................         3.25%         3.14%          2.73%         2.93%          2.83%
  Portfolio turnover rate ..................................         1.76%         2.78%          4.11%         0.50%          0.73%
  Number of shares outstanding at end of
    year (in thousands) ....................................        1,399         1,502          1,575         1,589          1,593

                                COPLEY FUND, INC.

                              FINANCIAL HIGHLIGHTS
                                   (Continued)

      The financial highlights above included investment advisory fees waivers of $60,000 during the year ended February 28, 2010, $185,972 during the fiscal year ended February 28, 2009 and $60,000 per year for prior years. If the waivers and reimbursements had not been included, the following ratios would apply:

Ratio of net expenses, including regular & deferred
  taxes, to average net assets ....................................  1.30%   1.86%   1.81%     7.97%    3.90%

Ratio of net expenses, excluding deferred
  taxes, to average net assets ....................................  1.71%   1.52%   1.81%     1.76%    1.83%

Ratio of net investment and operating
  income (loss), to average net assets ............................  3.55%   2.52%   2.65%   (3.37)%    0.66%

Ratio of net investment and operating
  income (loss), excluding deferred
  taxes, to average net assets ....................................  3.14%   2.86%   2.65%     2.84%    2.73%

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

      The Federal and state income tax provision (benefit) is summarized as follows:

                                                                    Fiscal Year
                                                                    -----------
                                                                        2010
                                                                    -----------
Current:
  Federal ......................................................    $  (231,896)
  State ........................................................             --
Deferred:
  Federal ......................................................             --
  State ........................................................             --
                                                                    -----------
Net provision (benefit) for income taxes .......................    $  (231,896)
                                                                    ===========

      The difference between the effective tax rate and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $12,448,056 as of February 28, 2010, relate to the Fund's unrealized gains on marketable securities. Deferred tax liabilities are net of $249,504 of deferred tax assets which relate to capital loss carryforwards. The additional deferred tax related to the unrealized gains on marketable securities is $2,421,648. The increase in unrealized appreciation of investments on the statement of operations is shown net of this amount.

      As of February 28, 2010, the Fund has $712,869 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2016 - $650,519; 2017 - $62,350.

                            INVESTMENT APPLICATION

COPLEY FUND, INC.
c/o Gemini Fund Services, LLC
4020 South 147th St., Ste. 2
Omaha, NE 68137

                             PLEASE TYPE OR PRINT

Make check payable to Copley Fund, Inc.

Amount of Investment $_____________________  Account number ____________________
($1,000 minimum) FOR FUND USE ONLY


INDIVIDUAL AND JOINT ACCOUNTS Joint Accounts must complete both lines 1 and 2


1. INDIVIDUAL __________________________________________________________________
              First     Middle      Last        Social Security       Date
              Name      Initial     Name        Number                of Birth

2. JOINT OWNER - Joint accounts may be registered as "AND" (for which both signatures are required for every transaction), or as "OR" (for which either signature will be acceptable).

(Check one) |_| "AND"   |_| "OR"

Joint Owner ____________________________________________________________________
            First                        Middle                 Last
            Name                         Initial                Name

Joint ownership will be "Joint Tenants With Rights of Survivorship" and not "Tenants In Common" unless otherwise specified.

CORPORATIONS, ORGANIZATIONS, TRUSTS, AND PERSONS ACTING AS FIDUCIARIES


------------------------------------------      --------------------------------
Legal Name                                      Tax Identification Number


------------------------------------------      --------------------------------
Name of Authorized Officer                      Title
Partner, Trustee, etc.


------------------------------------------      --------------------------------
Name of Authorized Officer                      Title
Partner, Trustee, etc.


------------------------------------------      --------------------------------
Name of Authorized Officer                      Title
Partner, Trustee, etc.


------------------------------------------      --------------------------------
Name of Authorized Officer                      Title
Partner, Trustee, etc.

UNIFORM TRANSFER TO MINORS ACT (CUSTODIAL ACCOUNTS)


There may be only one custodian and one minor for each account.


______________________________  Custodian for __________________________________
First      Middle    Last                     First      Middle    Last
Name       Initial   Name                     Name       Initial   Name

under the ______________ Uniform Transfer to Minors Act. _______________________
          Donor's State                                  Minor's Social
          of Residence                                   Security Number

MAILING ADDRESS TELEPHONE NUMBERS

______________________________________     Home:   (   ) _______________________
Street address

______________________________________     Office: (   ) _______________________
City, State and Zip Code

By signing below, under penalties of perjury, I certify that: 1) The number shown on this form is my correct taxpayer identification number, and 2) I am not subject to backup withholding because; (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and 3) I am a U.S. person (including a U.S. resident alien). I further acknowledge that I have the sole responsibility for my investment choices and that I have received and read a current prospectus for the Copley Fund, Inc. I release the Fund and their agents and representatives from all liability and agree to indemnify them from any and all losses, damages or costs for acting in good faith in accordance with instructions, including telephone instructions, believed to be genuine. I certify that I have the authority to establish this account and the information provided herein is accurate and complete. I agree to notify the Copley Fund, Inc. promptly, in writing, if any information contained in this application contained in this application changes.


----------------------------------      ----------------------------------
Signature                               Title

----------------------------------      ----------------------------------
Signature                               Title

----------------------------------
Date

                       SYSTEMATIC WITHDRAWAL APPLICATION

Systematic Withdrawal Program: A shareholder whose Copley Fund, Inc. shares have a current value of $10,000 or more may initiate a program which provides for monthly payment of a fixed sum realized from the liquidation of shares. See Prospectus for detailed explanation.

                            (PLEASE PRINT OR TYPE)


SYSTEMATIC WITHDRAWAL AMOUNT $__________________________________________________

MONTH TO BEGIN _________________________________________________________________
 (Circle One)        Monthly       Quarterly     Semi-Annually    Annually

Check is to be made payable and sent to:

   ---------------------------------------------------------------------------
   Name


   ---------------------------------------------------------------------------
   Number and Street


   ---------------------------------------------------------------------------
   City State Zip


Sign Here
            --------------------------------      ------------------------------
            Signature of Individual               Signature of Joint Tenant
            Shareholder, Corporate
            Officer, Trustee,
            Custodian

                                     Medallion
                                     Signature
                                    Guaranteed
  -------------------------------               --------------------------------
  Title of Corporate Officer                      Authorized Signature
  or Capacity of Fiduciary

NOTE: If this application is being completed by a person or persons acting in a representative or fiduciary capacity or if the systematic withdrawal amount selected is $1,000.00 or more, the signature(s) must be medallion signature guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or by a member firm of a domestic stock exchange or a member of the National Association of Securities Dealers, Inc., or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary Public are not acceptable. Applications filed by a person(s) acting in a representative capacity, e.g., corporate officers, trustees, executors, etc., must accompany this application with evidence of their appointment and authority to act in form satisfactory to the Fund's transfer agent.


MAIL COMPLETED APPLICATION TO:

COPLEY FUND, INC.
c/o Gemini Fund Services, LLC
4020 South 147th St., Ste. 2
Omaha, NE 68137

                               COPLEY FUND, INC.


PROSPECTUS
July 1, 2010


WHERE TO FIND MORE INFORMATION

More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated July 1, 2010, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's investment advisor about strategies and recent market conditions and trends that significantly affected the Fund's performance during the year. The reports also contain detailed financial information about the Fund.


TO OBTAIN MORE INFORMATION

By Telephone: Call toll-free at 877-881-2751

By Mail:    Write to us:
            Copley Fund, Inc.
            c/o Gemini Fund Services, LLC
            4020 South 147th St., Suite 2
            Omaha, NE 68137


From the SEC: You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC's Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfosec.gov.

Investment Company Act Registration Number 811-2815.

STATEMENT OF ADDITIONAL INFORMATION


COPLEY FUND, INC.
July 1, 2010

This Statement of Additional Information (SAI) is not a prospectus.
It contains information in addition to the information in the Fund's Prospectus. The Fund's prospectus, dated July 1, 2009, which may be amended from time to time, contains the basic information you should know before investing in a fund. You should read the SAI together with the Fund's prospectus. The audited financial statements and auditor's report in Copley Fund, Inc.'s Annual Report to Shareholders for the fiscal year ended February 28, 2010 are incorporated by reference (are legally a part of this SAI). This SAI is incorporated by reference in its entirety into the Fund's Prospectus.


For a free copy of the current prospectus or annual report call the Fund at (877) 881-2751.

TABLE OF CONTENTS

                                                                            Page
General Information..........................................................  3
The Fund's Investment Strategies.............................................  3
Risks ....................................................................... 11
Taxation of the Fund ........................................................ 12
Operating Division........................................................... 13
Fundamental Policies......................................................... 14
Management................................................................... 16
  Leadership Structure and Board of Directors ............................... 16
  Risk Oversight ............................................................ 18
  Share Ownership ........................................................... 20
  Remuneration .............................................................. 20
Control Persons and Principal Shareholders .................................. 23
Investment Adviser .......................................................... 24
The Adviser ................................................................. 24
Advisory Services and Fees .................................................. 24
Portfolio Transactions ...................................................... 27
Capital Stock................................................................ 28
Administrator................................................................ 28
Legal Counsel ............................................................... 29
Independent Auditors ........................................................ 29
Purchase, Redemption and
Pricing of Shares............................................................ 29
Performance ................................................................. 33
Appendix:
Proxy Voting Policies and Procedures......................................... 36

GENERAL INFORMATION

The Copley Fund, Inc. (the Fund) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.

The Fund was organized as a Massachusetts corporation on February 21, 1978. The Fund was reorganized as a New York corporation on September 1, 1987, a Florida corporation on May 19, 1994 and as a Nevada Corporation on December 5, 2007.

The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund's prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at PO Box 3287, Fall River, MA 02722. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

                      THE FUND'S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss

(limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than futures the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "Illiquid and Restricted Securities" below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others:
(1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and

(5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from 2 to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund does not currently hold any such investments.


REVERSE REPURCHASE AGREEMENTS


The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund does not currently hold any such investments.

The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund does not currently hold any such investments.


When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds, with the exception of the Fund's operating division subsidiaries. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities;

seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of directors' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser's proxy voting guidelines are provided in the Appendix of this SAI.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

RISKS

UTILITIES RISK. Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers and will no longer pay for the equipment and facilities that were mandated by regulators, thus creating "stranded costs" for their former electricity suppliers. If states fail to enact legislation that permits electricity suppliers to recover their stranded costs, the financial position of these suppliers could be adversely affected, which could cause the value of the Fund's holdings in such companies and its net asset value to fall.

TAX RISK. Because the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the "AET")(See "Taxation of the Fund" at page 6. The AET is imposed on a corporation's accumulated taxable income (the "ATI") for each taxable year at the rate of 15%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit (as discussed below). The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a "mere holding or investment company."

In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. The business is being operated as a division of the Fund, with the value of business assets and the earnings attributable thereto being included in the net assets of the Fund for all purposes. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes, although there can be no assurance, that under existing law the Fund's operation of its active trade or business should be sufficient to enable the Fund to not be classified as a "mere holding or investment company" for purpose of the AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the Fund and through the date of redemption allocable to the redeemed shares.

The Internal Revenue Service has, during examinations of the Fund's federal income tax returns, upheld management's position that the Fund is not a mere holding or investment company. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions, and expansion of the operating divisions, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

The Internal Revenue Service has selected for examination the income tax return filed for the fiscal year ending February 28, 1999. This routine examination commenced in May 2001 and resulted in a no change letter issued by the IRS on March 14, 2002.

In the event an accumulated earnings tax would be assessed against the Fund, such assessment would decrease the net assets of the Fund and have a proportionate negative affect on each shareholder's account.

TAXATION OF THE FUND

Unlike most all other mutual funds, the Fund is taxed as a regular corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Except to the extent hereinafter discussed the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

The Fund is taxed, for Federal income tax purposes, on a schedule of rates ranging from 15% to 35% depending upon its taxable income. However, a 5% additional tax rate applies to phase out the benefits of the graduated rates if the Fund's taxable income is between $100,000 and $335,000. Subject to specific limitations, the Fund is entitled to a deduction in computing its Federal taxable income equal to 70% of the amount of dividends received by the Fund from domestic corporations. This dividends received deduction may not exceed 70% of the Fund's taxable income unless the Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Fund's management fees and other expenses may offset a substantial portion of the remaining 30% of the dividend income and investment income from other sources during each taxable year.


The Fund pays federal income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting literature which has been interpreted to require all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. It is important to note that the deferred income tax is actually payable only in the event the Fund should sell appreciated securities and payable in full only in the event the Fund should liquidate the entire portfolio. The Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Fund during each taxable year.


Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain of the tax management techniques and strategies described in the prospectus. The Fund intends to evaluate continuously the operations of the Fund under current federal tax laws as well as various alternatives available.

OPERATING DIVISION

In an effort to enhance its performance and the profitability of an investment therein and to preserve and promote its primary investment objective in the context of the federal tax laws the Fund has engaged, on a limited basis, in the luggage and related products business. To facilitate the conduct of such an "operating business," the Fund's shareholders, on February 4, 1987, approved changes in fundamental policy which expand the Fund's ability to borrow money and make loans with respect to an active trade or business. The Fund can now borrow up to one-third of the value of its total net assets and extend credit to, or act as surety for, other persons or entities in connection with the conduct of any active trade or business, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not exceed 10% of the value of the Fund's total net assets. The shareholders also approved a fundamental policy designed to maintain the status of the Fund as a diversified investment company by limiting the value of any trade or business to 24% or less of the Fund's total assets and limiting the gross profit therefrom to 10% or less of the Fund's total annual gross income. Investors should note that the fundamental policy changes do not restrict the types of active trades or businesses into which the Fund can enter.

The revised borrowings policy allows the Fund to arrange credit for the effective conduct of the operating business, including the placement of orders for foreign manufactured products collateralized by letters of credit or similar documentary drafts. The Fund's ability to extend credit to, or act as surety for, others affords the Fund the opportunity to joint venture or otherwise participate in significant importing opportunities with other importers. Shareholders should be aware that joint ventures and participations, should they arise, will have risks inherent in them which may be different in character from normal business risks, such as casualty, breach of purchase contracts, warranty claims, and similar occurrences, associated with any active trade or business engaged in the purchase, sale, delivery and redelivery of goods. Thus, for example, joint ventures or participations will carry with them the risks of non-performance or inadequacy of the resources of joint venturer or participant. In addition, a joint venturer or participant, in all likelihood, will not be familiar with regulatory aspects of the Fund's business or its fundamental policies, thereby requiring the Fund to police carefully the activities of other ventures or participants to assure that activities or commitments binding upon the Fund are not undertaken by another venturer which interfere with the attainment of the Fund's primary investment objective or which contravene the Fund's fundamental policies or the Investment Company Act of 1940, as amended (the "Act"). (References to the Act herein should not be interpreted or construed as indicating that the Securities and Exchange Commission has determined that the Fund's Management has acted in compliance with the provisions thereof or has, in any way supervised the Fund's Management or its investment practices or policies.) In light of the Fund President's 40 years of experience in the luggage and related products business, including the importation of such goods, Management believes that the Fund will be successful in formulating policies and guidelines governing the undertaking of any such ventures or participations which will ameliorate, if not eliminate, the additional risks to a degree sufficient to allow the Fund to undertake appropriate joint ventures or participations with confidence that the risks inherent therein will be consistent and consistent with the Fund's fundamental policies, the Act and the continued achievement of the Fund's primary investment objectives. If a joint venture is structured as a partnership, the Fund will not serve as a general partner and, in serving as a limited partner, will not assume liability which, in Management's view, is unreasonable in light of the scope of the Fund's partnership interest. In addition to the risks outlined above, the Fund's operating business, to the extent that it entails the importation of foreign products, may be affected by unfavorable monetary exchange rates making foreign imports less competitive with domestic products and thus less attractive to American consumers.

Without the Fund's entry into an operating business, Management believes that the Fund may have been forced to make taxable distributions to its Shareholders in contravention of its investment objectives in order to avoid or limit its potential accumulated earnings tax liability. While there can be no assurance that the conduct of the operating business will either eliminate or minimize the risk that the Fund will be subject to the accumulated earnings tax, management believes that the operating business will prove a benefit to the Fund.

FUNDAMENTAL POLICIES

Copley Fund has adopted the following restrictions as fundamental policies. This means that they may only be changed if approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

(1) Issue any senior securities;

(2) Except for (a) temporary, extraordinary or emergency purposes, or (b) in connection with the conduct of any active trade or business at any time conducted by the Fund consistent with Fundamental Policy 13 of the Fund, borrow money, and then only from banks (for purposes of the foregoing Clause
(b), including but not necessarily limited to the establishment and maintenance of credit facilities, e.g., letters of credit, documentary drafts, or demands for payment) and in amounts not in excess of 33 1/3% of the value of its total net assets taken at the lower of cost or market. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund, within three (3) days (not including Sundays or holidays) will reduce its borrowings to the extent that its asset coverage of such borrowings shall be at least 300%. This borrowing provision is not for investment leverage per se but solely to facilitate orderly operation of any active trade or business of the Fund at any time being operated consistent with Fundamental Policy 13 and to facilitate management of the portfolio by enabling the Fund to meet redemption requests at times when the liquidation of portfolio securities is inconvenient or disadvantageous;

(3) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws;

(4) Concentrate its investment in any particular industry, but, if deemed consistent with the Fund's investment objectives, up to 25% of its assets may be invested in any one industry. However, for temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentality's, or instruments secured by money market instruments;

(5) Engage in the purchase or sale of interests in real estate;

(6) Purchase or sell commodities or commodities future contracts; provided that the Fund may invest in financial futures and options on such futures;

(7) Make loans to other persons; provided, however, that (i) the purchase of a portion of an issue of publicly distributed bonds or debentures and money market instruments (within the limits described in Fundamental Policy 4) will not be considered the making of a loan; and (ii) the Fund, in connection with any trade or business of the Fund at any time conducted consistent with Fundamental Policy 13, may extend credit to, or act as surety for, any other person, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not at any one time exceed 10% of the value of the Fund's total net assets; and provided further that in applying Fundamental Policy 2, the Fund shall treat any extensions of credit or suretyship arrangements at the time outstanding as a borrowing subject to the limitations of Fundamental Policy 2;

(8) Investment in securities of other investment companies, except in connection with a merger, consolidation, combination or similar transaction with another investment company or as permitted by applicable law or regulation. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees;

(9) Make investments on margin, except such short-term credits as are necessary for the clearance of transactions;

(10) Make short sales of securities;

(11) Make investments for the purpose of exercising control of management;

(12) Purchase or retain, longer than reasonably necessary for proper disposal thereof, any securities of an issuer if the officers and directors of the Fund or its adviser, own individually more than one percent of the securities of such issuer, or together own more than five percent of the securities of such issuer; or

(13) Engage in one or more active trades or businesses, if the assets of the Fund constituting such trades or businesses, exceed, in the aggregate, 24% of the value of the Fund's total assets, or during any taxable year of the Fund, the gross income of the Fund attributable to such active trades or businesses represents, in the aggregate, more than 10% of the gross profit (gross revenues less cost of goods sold) of the Fund for Federal income tax purposes; provided, however, that if due to market fluctuations or other reasons, the value of the Fund's assets constituting such active trades or businesses exceeds 24% of the value of the Fund's total assets or the gross income of the Fund for any tax year attributable to such active trades or businesses is reasonably expected to exceed 10% of the gross profit of the Fund for such tax year, the Fund will take steps to divest itself of, or otherwise curtail such active trades or businesses, to cause the same to comply with the foregoing percentages.

MANAGEMENT

                  LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

The Board of Directors currently is comprised of three Directors, two of whom are not "interested persons" (as that term is defined in the 1940 Act) of the Fund (the "Independent Directors"). Thus, the majority of the Board is presently independent. Irving Levine, President and Chief Executive Officer of the Fund, acts as Chairman of the Board and is an "interested person" (as that term is defined in the 1940 Act) of the Fund. The Chairman presides at all meetings of the Board.

The Board has appointed Gary G. Gaines to serve as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Fund's other Independent Directors and the Fund's management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Directors to participate in the full range of the Board's responsibilities with respect to its oversight of the Fund's management. The Board has determined that this leadership structure, including the role of the Lead Independent Director, is appropriate given the size and complexity of the Fund, the number of Directors overseeing the Fund and the Board's oversight responsibilities.

The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The Independent Directors also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board, including the Independent Directors, have access to legal counsel for the Fund for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board acts as an Audit Committee and an ad hoc Valuation Committee in performing its oversight responsibilities.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Fund are as follows:

The Chairmain of the Board, Irving Levine, has been a Director of the Fund since its inception in 1978. Mr. Levine founded Copley Financial Services Corp. ("CFSC") in 1978 to serve as the Fund's advisor. He is President, treasurer and a Director of CFSC. He also owns 100% of that company's outstanding shares. Mr. Levine received a B.A. degree from Harvard University in 19__. He has served as Director for several public companies. He also has been in the luggage, handbag and related products business for many years.

Albert Resnick, M.D., has been a Director of the Fund since 1978. He has been a physician since 1948. Dr. Resnick presently practices medicine on a charitable basis in Sarasota, Florida. He has extensive experience as a successful private investor. Dr. Resnick received a B.S. degree from Providence College in 1945 and an M.D. degree from St. Louis University School of Medicine in 1946.

Gary S. Gaines has been a Director of the Fund since 2009. He received a B.A. degree from Harvard College in 1958 and attended the University of Florence (Italy) in 1958 and 1959 on a Fullbright Scholarship. He has been actively engaged as a retailer and manufacturer in the luggage, handbag and related products business since 1962. He has extensive experience as a successful private investor.

As a result of Mr. Levine's extensive experience as an investment advisor and fund manager, Dr. Resnick's technical expertise, broad sociological experiences and life-long private investment experience and Mr. Gaines' extensive experience in the Operating Division's business and life-long private investment experience; it is reasonable to conclude that the Directors have demonstrated by virtue of their careers, qualifications and attributes skills that qualify them to be Directors of the Fund.

The Board annually performs a self-assessment on the current members, which includes a review of the size of the Board; use of committees and committee structure; number of committees; exposure and access to management; Board composition, including skills and diversity; committee member selection and rotation and criteria for selection of Board members.

The Fund's By-laws require the Fund to indemnify its Directors and officers to the full extent permitted by Nevada law. Nothing in the governing documents or by-laws of the Fund protects any Director (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 RISK OVERSIGHT

Pursuant to its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly. The principal risks associated with the Fund are risks related to the Fund's investments in equity securities generally, weighting given to the public utilities sector and the possibility of the imposition of a federal accumulated earning tax. The Board, and particularly the Lead Independent Director, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks. At each quarterly Board meeting, a portion of the report of the Adviser, which includes a review of the portfolio for the previous quarter, relates to any positions which may represent an undue risk to the Fund.

The Board requires the Adviser and the Chief Compliance Officer of the Fund and the Adviser to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. On a quarterly basis, the Board meets with the Fund's Chief Compliance Officer to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund's policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board's risk oversight function and enable the Board to review and assess any material risks facing the Fund or their service providers.

In addition, at regular Board meetings, and on a monthly basis, the Board receives and reviews reports from the Adviser and the Fund's accounting services agent related to the investments, performance and operations of the Fund. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Lead Independent Director periodically meets with representatives of the Fund's service providers, including the Adviser, Transfer Agent, Custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide any required direction with respect thereto.

Due to the small size of the Board of Directors, it has not established an Audit Committee. However, the Independent Directors meet two times during the fiscal year to function as an audit committee. As such, it reviews the audits of the Fund and recommends a firm to serve as independent registered public accounting firm of the Fund.

The Board of Directors also operates as an informal Valuation Committee. The principal responsibility of the ad hoc Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The ad hoc Valuation Committee meets periodically, as necessary, and did not meet during the fiscal year ended February 28, 2010.

BOARD MEMBERS. The Directors of the Fund, their ages, their length of term of office, and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director is 5348 Vegas Drive, #391, Las Vegas, NV 89108.

                           Position(s)
                           Held with
                           Fund and Date
                           First Elected       Principal
Name and Age               or Appointed to     Occupation During
at December 31, 2009       Office              Past 5 Years
--------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Irving Levine, 87          Chairman of the     President, Treasurer and a
                           Board of Directors  Director of Copley Financial
                           And President       Services Corp. since 1978;
                           1978                a Director of Franklin
                                               Capital Corp. (an operating
                                               investment company) from
                                               March, 1990 to October, 2004;
                                               Chairman of the Board and
                                               Treasurer of Stuffco
                                               International, Inc., a ladies
                                               handbag processor and retail
                                               chain operatFebruary 1978;
                                               Director of US Energy
                                               Systems, Inc. from 2000 to
                                               October, 2004.
INDEPENDENT DIRECTORS

Albert Resnick, M.D.       Director            Physician since 1948.
Age: 86                    1978

Gary S. Gaines             Director            President, Gary Gaines, Inc.,
Age: 72                    2009                (a bag manufacturer), since 1965.

--------------------
*Mr. Levine is considered to be an "interested person" of the Fund by virtue of his affiliation with Copley Financial Services, Corp., the Fund's investment adviser.

BOARD STANDING COMMITTEES. The Board has established no standing committees primarily because of the relatively small size of the Fund and the Board and the lack of complex accounting and other issues. The Board however operates as an informal, ad hoc audit and valuation committee meeting on these issue at least twice annually.

Share Ownership

The following table shows the dollar range of each Director's "beneficial ownership" of the equity securities of the Fund as of December 31, 2009. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-----------------------------------------------------------------



                            Dollar Range of Equity Securities in
         Director                         the Fund
-----------------------------------------------------------------
Interested Director
-----------------------------------------------------------------
Irving Levine                         over $100,000
-----------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------
Gary S. Gaines                        over $100,000
-----------------------------------------------------------------
Albert Resnick, MD                    over $100,000
-----------------------------------------------------------------

No director, who is not an "interested person" of the Fund, is the beneficial owner, either directly or indirectly, or the record owner of any securities of Copley Financial Services Corp. or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Remuneration

The fees for Independent Directors, $6,000 per year and $250 for each Board and Audit Committee meeting attended in person or by telephone, are paid by The Copley Fund. They also are reimbursed for expenses related to meetings.

The officers of the Fund and the Registrant receive no compensation from The Copley Fund for the performance of any duties with respect to the Fund or the Registrant. For the year ended December 31, 2009, the Directors earned the following compensation from The Copley Fund:

-----------------------------------------------------------------------------------------------------------
Director                                      Pension or
                          Aggregate     Retirement Benefits      Estimated Annual     Total Compensation
                         Compensation    Accrued As Part of       Benefits upon       from Registrant &
                       from Registrant      Fund Expenses          Retirement            Fund Complex
-----------------------------------------------------------------------------------------------------------
Interested Director
-----------------------------------------------------------------------------------------------------------
Irving Levine                 $0                 $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------
Gary S. Gaines                $0                 $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------
Albert Resnick, MD        $7,000                 $0                    $0                 $7,000
-----------------------------------------------------------------------------------------------------------
John England*             $1,750                 $0                    $0                 $1,750
-----------------------------------------------------------------------------------------------------------

* Mr. England passed away in 2009.

* Mr. Levine as an "interested person" of the Fund within the meaning of the 1940 Act does not receive compensation directly from the Fund for serving in the capacity described above. However, because of his affiliation with the Fund's investment adviser, he receives remuneration indirectly from the Fund for services provided in his capacities with the investment adviser. He also receives compensation at the rate of $200 per week for managing the operating division.

OFFICERS

The officers of the Fund, their ages, their length of term of office, and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address of each Officer is c/o Copley Fund, Inc., 5348 Vegas Dr, Las Vegas, NV 89108. None of the Officers receive compensation from the Fund for their services with the exception of the CCO to the extent a portion of legal fees may be attributable to their function.

                                              Principal Occupation
                        Position(s) Held      during
Name            Age     With Registrant       Past Five Years
---------------------------------------------------------------------------
Irving Levine    86     President             President, Treasurer and a
                        Secretary and         Director of Copley Financial
                        Treasurer             Services Corp. since 1978;
                                              a Director of Franklin

                                              Capital Corp. (an operating
                                              investment company) from
                                              March, 1990 to October, 2004;
                                              Chairman of the Board and
                                              Treasurer of Stuffco
                                              International, Inc.,
                                              a ladies handbag processor
                                              and retail chain operator,
                                              since February 1978; Director
                                              of US Energy Systems, Inc.
                                              from 2000 to October, 2004.

Thomas C. Henry  61     Acting Chief          Partner - Roberts & Henry a law
                        Compliance            firm.
                        Officer


CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Directors, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. They may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549 or by sending a request to the following e-mail address: publicinfo@sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Directors of the Fund has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

* Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

* Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in the connection with their rating or ranking of the Fund, but only if such disclosure had been approved by the Chief Compliance Officer.

* These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the investment adviser or to other service providers, including but not limited to the Fund's custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

* The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rational supporting approval.

* Neither the Adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PROXY VOTING POLICIES

The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what it considers to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund will file Form N-PX with the SEC by August 31, 2010. Form N-PX will contain information on the proxies voted by the Trust from July 1, 2009 to June 30, 2010. A copy of Form N-PX will be available after August 31, 2010 on the SEC website www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

No person owned more than 25% of the Fund's outstanding shares. As of February 28, 2010, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:


NAME AND ADDRESS

Irving Levine                              3.05% of record
PO Box 3287
Fall River, MA 02722                       9.90% beneficially*

Ed Merritts                                6.86% of record
5875 Ridge Ave.
Philadelphia, PA 19128

Dresner Trust                              5.22% of record
28777 Northwestern Hwy.
Southfield, MI 48034

______________
*Includes 7.637 shares owned by Bernice H. Levine, Mr. Levine's wife; 14,000 shares owned by Peter H. Bardach, who has given Mr. Levine investment and voting power over such shares; 28,040 shares owned by Cliff Drysdale who has given Mr. Levine investment and voting power over such shares; 43,240 shares owned by Stuffco International, Inc. an "affiliate" corporation controlled by Mr. Levine; and 16,578 shares owned by Copley Financial Services Corp., a corporation wholly owned by Mr. Levine, in all of which the exception of those owned by Stuffco International, Inc. and Copley Financial Services Corp., Mr. Levine disclaims any beneficial interest.

The Directors and Officers of the Fund as a group own 4.11% of the outstanding shares of the Fund.

INVESTMENT ADVISER

THE ADVISER

Copley Financial Services Corporation, a Massachusetts corporation ("CFSC"), 315 Pleasant St., Fall River, Massachusetts 02721, serves as Investment Adviser to the Fund, pursuant to an Investment Advisory Contract dated September 1, 1978.

CFSC is registered under the Investment Advisers Act of 1940, as amended, and it was incorporated in February, 1978. CFSC presently has no investment advisory clients other than the Fund; however, CFSC may act as an investment adviser to other mutual funds in the future. CFSC is controlled by Irving Levine who is President, Treasurer and Chairman of the Board of Directors of CFSC, as well as its one hundred percent (100%) stockholder. Mr. Levine also controls the Fund and serves as the Chairman of the Board of Directors and President. This dual capacity could lead to conflicts of interest between Mr. Levine and the Fund or CFSC, as the case may be. It should be understood that CFSC's resources are limited, and, at the present time, Mr. Levine is its only employee. All final investment decisions are made by Mr. Levine.

In order to insure continuity of management of the Fund, Copley Financial Services Corp. has entered into a consulting agreement with Peter Gotlieb, Eric Kuby and Sheldon Goodman of North Star Financial Management Corp., a registered investment advisor, 20 North Waker Drive, Suite 1334, Chicago, Illinois 60606. Under the terms of the agreement Mr. Gotlieb, Eric Kuby and Sheldon Goodman will familiarize themselves with the Advisor's portfolio management strategies and techniques and the operation of the operating division with a view toward maintaining continuity of management in the event of Mr. Levine's disability. In recognition of potential conflicts of interest Mr. Gotlieb, Eric Kuby and Sheldon Goodman have agreed to comply with both the Fund's and the Advisor's Codes of Ethics and portfolio compliance policies.

The directors and principal executive officers of Copley Financial Services Corporation, in addition to Mr. Levine, are: Cliff Drysdale, Director; and Stephen L. Brown, Director.

ADVISORY SERVICES AND FEES

Under the Investment Advisory Contract between the Fund and CFSC, CFSC provides the Fund with investment advice, research and statistical and other factual information and manages and supervises the Fund's portfolio of investments. In performing these functions, CFSC (i) uses its best efforts to present a continuing and suitable investment program which is consistent with the investment objectives of the Fund; (ii) furnishes the Fund with information and reports regarding the securities in the portfolio and proposed additions to the portfolio; (iii) supervises the Fund's relationship with its Custodian, Transfer Agent, auditors, lawyers and any governmental agencies having jurisdiction over the Fund; and (iv) furnishes the Fund with certain office space and secretarial and clerical assistance as may be necessary to perform the forgoing functions. CFSC has no responsibility for advising the Fund as to the conduct of the operating business, that function being the sole and exclusive province of the Board of Directors.

CFSC receives an annual investment advisory fee for its services rendered to the Fund. The fee is based upon a percentage of the Fund's daily net assets computed without regard to the assets of the operating business (the assets upon which the fee is computed being hereinafter referred to as the "net securities assets") and is calculated daily and paid monthly as follows:

(1) 1.00% of the first $25,000,000 of average daily net securities assets;

(2) 0.75% of the next $15,000,000 of average daily net securities assets; and

(3) 0.50% of the average daily net securities assets in excess of $40,000,000.


In the past CFSC has voluntarily waived a portion of the investment advisory fee charged to the Fund. The advisor has now entered into an aggreement with the Fund whereby the Advisor has contractually agreed to waive $60,000 of its fee. This agreement is effective for the period from March 1, 2010 through February 28, 2011. After that date the advisor or the Fund can chose not to continue the agreement.


The following table sets forth the advisory fees paid by the Fund over the past three years:



February 28, 2010                  February 28, 2009                  February 29, 2008


Advisory Fees            Waivers   Advisory Fees            Waivers   Advisory Fees            Waivers

$445,754(Net $385,754)   $60,000   $448,219(Net $262,247)   $185,972  $603,710(Net $543,710)   $60,000

________________________________
* The advisor is under no contractual obligation to waive fees. It may discontinue such waiver at any time upon 30 days written notice to Shareholders.

OTHER ACCOUNTS MANAGED

Mr. Levine is not responsible for the day-to-day management of other accounts, as indicated by the following table.


Other Accounts Managed (As of to December 31, 2009)


Name of             Type of Account           Total # of   Total Assets
Investment                                    Accounts
Committee                                     Managed
Members

Irvine Levine       Registered Investment Co.:  None      $__0__Million
                    Other Pooled Inv. Vehicles: None      $__0__Million
                    Other Accounts              None      $__0__Million

POTENTIAL CONFLICTS OF INTREST

Because Mr. Levine does not manage other accounts, no material conflicts of interest exist as a result of such other accounts.

COMPENSATION

Mr. Levine does not receive a salary or other compensation except for the advisory fee paid by the Fund and he does receive a salary of $200 per week for managing the operating division.

DISCLOSURE OF SECURITIES OWNERSHIP

The following table indicates the dollar range of securities of the Fund beneficially owned by Mr. Levine as of February 28, 2010, the Fund's most recent fiscal year end.

___________________________________________________________________________
Name of Investment                             Fund Shares
Portfolio Manager                           Beneficially Owned
___________________________________________________________________________
Irving Levine           Copley Fund, Inc.         over 1 million

PORTFOLIO TRANSACTIONS

The Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give. When placing a portfolio transaction, the Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Manager and the broker executing the transaction.

The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Manager's overall responsibilities. The services that brokers may provide to the Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Manager in carrying out its overall responsibilities.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions.

For the fiscal years ended February 29, 2008, February 28, 2009, and February 28, 2010, the Fund paid brokerage commissions of $12,202, $9,692 and $4,674 respectively. The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during it's most recent fiscal year. As of February 28, 2010 the Fund did not hold any securities of it's "regular brokers or dealers".

CAPITAL STOCK

The Fund has 5,000,000 authorized common shares (par value $1.00 per share). These shares, upon issuance, are fully paid and nonassessable, are entitled to one vote per share and a fractional vote equal to the fractional share held, are freely transferable and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Shareholders have no preemptive, conversion or cumulative voting rights. On June 29, 1983, the Shareholders approved a 1 for 3 reverse stock split for all shares outstanding at the close of business on such day. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meeting for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund.

ADMINISTRATOR

Gemini Fund Services (the Administrator), 4020 South 147th Street, Suite 2, Omaha, NE serves as the administrator for the Fund.

Pursuant to an agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; monitoring the investments and income of the Fund for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Fund's investment adviser and custodian; preparing and maintaining the Fund's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.

For the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010 the administration fees paid to the Administrator were $68,551, $93,520, and 82,362 respectively.

LEGAL COUNSEL

Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Messrs. Roberts & Henry, St. Jupiter, FL, Counsel for the Fund.

INDEPENDENT AUDITORS

The financial statements included in the Prospectus and this Statement of Additional Information have been audited for the fiscal year ended February 28, 1994 through 2008 by Roy G. Hale, Certified Public Accountant. The principal business address of Roy G. Hale is 624 Clarks Run Road, LaPlata, MD 20646. The financial information for the fiscal years ended February 28, 2009 and 2010 were audited by Amper, Politziner & Mattia, LLP.

PRICING, PURCHASE AND REDEMPTION OF SHARES

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV.

The value of a mutual Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

The Funds calculate the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 4:00 P.M. eastern time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices.
If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the Manager.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues.

PURCHASE

Shares are continuously offered at current net asset value without payment of any sales charge or commission. Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with respect to the services they provide.

To make an initial investment, a prospective investor should complete the investment application which appears at the end of the prospectus and forward it with a check for $1,000 or more, made payable to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137. If the application is received, a confirmation indicating details of the transaction will be sent to the purchaser directly. If the application is rejected, the investor's check will be returned to him promptly. Investment checks are invested at the net asset value next determined after their receipt by the Fund.

The minimum initial investment of $1,000 will be waived when a group of employees in cooperation with its employer and the Fund purchases shares through a payroll deduction or other group purchase plan. Once an account (individual or group) has been established, additional investments of $100 or more may be made at any time.

AS A CONDITION OF THIS OFFERING, IF A PURCHASE IS CANCELED DUE TO NONPAYMENT OR BECAUSE A CHECK DOES NOT CLEAR, THE PURCHASER WILL BE RESPONSIBLE FOR ANY LOSS THE FUND INCURS. If you are already a Shareholder, the Fund reserves the right to redeem shares from your account(s) to reimburse the Fund for any such loss arising from an attempt to purchase additional shares.

STOCK CERTIFICATES: The Transfer Agent will not issue stock certificates for your shares unless requested. In order to facilitate redemptions and transfers, most Shareholders elect not to receive certificates. The stock certificates are issued at no charge to the purchaser, but if a certificate is lost, the purchaser may incur an expense to replace it. This expense will be the cost of a bond which varies depending on the amount of shares involved.

CONFIRMATIONS: Upon receipt and acceptance by the Fund of an application for purchase of shares, the shares will be registered as designated by the purchaser in an open account. Purchases will be credited to the account in full and fractional shares, and a confirmation of each purchase will be sent to the Shareholder indicating the amount of the most recent purchase, the number of new shares acquired and the total number of shares left in the account. The confirmation is adequate evidence of the ownership of shares, and redemptions and transfers of ownership may be accomplished without the use of share certificates.

REDEMPTION

An investor may redeem his shares by sending a written request for redemption signed by the investor and any co-owners. The request should be sent to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137, and must include the name of the Fund and the investor's account number. Any certificates involved in the redemption must be surrendered with the request, endorsed with signature(s) guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or a member firm of a domestic stock exchange or a member of the National Association of Securities Dealers, Inc. or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary
Public are not acceptable. Requests for redemption of $1,000 or more from accounts for which no certificates have been issued, or redemptions by persons acting in a representative capacity, for example, corporate officers, trustees, custodians, etc., must also present, with their redemption requests, evidence of appointment and authority to act, in form satisfactory to the transfer agent. Requests for redemptions to third party payee(s) must be signature guaranteed regardless of the size of the redemption request. Where signature guarantees are necessary, the redemption will not be effective until the proper guarantees are received, and the current net asset value applicable to the redemption will be that next computed after their receipt.

Within three business days after receipt of a request for redemption the Fund will redeem the shares at a price equal to the net asset value next computed after the receipt of the request. Requests received prior to 2 p.m. will be processed at the NAV at the close of that day. Requests received after 2 p.m.

will be processed at the NAV at the close of the next day. Such current net asset value may be more or less than the investor's cost.

The right of redemption may be suspended or the date of payment postponed during periods; (i) when the New York Stock Exchange is closed, other than on weekends and holidays; (ii) when an emergency exists, as determined by the rules of the Securities and Exchange Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its current net assets; (iii) when, under conditions set forth in the rules and regulations or pursuant to an order of the Securities and Exchange Commission, trading on the New York Stock Exchange is restricted or suspended; and (iv) as the Securities and Exchange Commission may by order permit or require for the protection of investors. In case of a suspension of the right of redemption, a Shareholder who has tendered a certificate for redemption or, if no certificate has been issued, has tendered a written request for redemption, may withdraw his request for redemption of his certificate from deposit. In the absence of such a withdrawal, he will receive payment of the current net asset value next determined after the suspension has been terminated.

The Fund has the right, exercisable at the discretion of the Board of Directors and at any time after thirty (30) days written notice, to redeem shares of any Shareholder for their then current net asset value per share if at such time the Shareholder owns shares having an aggregate net asset value of less than $500, provided that such reduction in net asset value below $500 is the result of withdrawals and not market fluctuations.

SYSTEMATIC WITHDRAWAL PROGRAM

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor's principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month.

For tax purposes, withdrawal payments may not be considered as yield or income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of the prospectus and forward it to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

REDEMPTION IN KIND

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90 day period. Securities delivered in payment of redemptions are valued at the same value assigned them in computing the net asset value per share. Shareholder receiving such securities generally will incur brokerage costs on their sales.

CALCULATION OF PERFORMANCE DATA

The average annual total returns of the Fund for one year, five years and ten years ended December 31, 2009, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distribution and sale of shares of the Fund, are listed below:

_______________________________________________________________________

                                        1 YEAR    5 YEARS   10 YEARS
_______________________________________________________________________

Return Before Taxes                     -15.61%    1.10%     3.30%

_______________________________________________________________________

Return After Taxes on
Distributions                              N/A      N/A        N/A
_______________________________________________________________________

Return After Taxes on
Distributions
and Sale of Shares                      -15.61%    0.93%     2.81%

The one year performance is for the period January 1, 2009 to December 31, 2009. The five year period runs from January 1, 2005 to December 31, 2009 and the ten year period runs from January 1, 2000 to December 31, 2009. To obtain the return before taxes, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.


The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total returns for the period is calculated by taking the total returns for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions, the taxes due on distribution during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term gain distributions. To determine the average annual total returns after taxes on distributions and sale of Fund shares, the Fund would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5, and 10 year periods. The amounts remaining after the deduction for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.


The Fund calculates the total returns for a calendar year by determining the redeemable value of the shares on the last day of the year of the $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

APPENDIX

                             PROXY VOTING GUIDELINES

                          COPLEY FINANCIAL SERVICES CORP.

                              DATED JANUARY 15, 2003

                             PROXY VOTING GUIDELINES

         Copley Financial Services, Corp. ("CFSC") has adopted the following guidelines (the "Guidelines") pursuant to which CFSC, in the absence of special circumstances, generally shall vote proxies.

I.       DUTY TO VOTE PROXIES

         Proxies are an asset of a client account, which should be treated by CFSC with the same care, diligence, and loyalty as any asset belonging to a client. Accordingly, the following guidelines should be observed with respect to proxies.

         A. With respect to every client, it should be clearly specified whether the client has retained the power to vote proxies (either by itself or, if a plan subject to ERISA, by a named fiduciary of the plan) or whether this power has been delegated to CFSC. CFSC shall prepare a list of all client accounts and shall indicate, for each account, whether the client has retained the power to vote proxies or whether this power has been delegated to CFSC. This list should be updated as required so that it is kept current.

         B. In every case in which the client has delegated the power to vote proxies to CFSC, every reasonable effort should be made to vote proxies. The Guidelines set forth below provide guidance on how proxies should be voted. However, with respect to proxies for foreign securities, CFSC may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         C. To document that proxies are being voted, CFSC should keep a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. This statement should be reviewed and approved by the compliance officer, who should also determine whether changes should be made in the procedures for receiving, reviewing, and voting proxies so that the problems that led to failing to vote a proxy in the past will not recur.

II.      GUIDELINES FOR VOTING PROXIES

         If a client has delegated the power to vote proxies to CFSC, CFSC will generally votes proxies in furtherance of the long-term economic value of the underlying securities, and will generally follow the guidelines provided below. Each proxy proposal is considered on its own merits, and an independent determination is made of the advisability of supporting or opposing management's position. CFSC believes that the recommendations of management should be given substantial weight, but CFSC will not support management proposals that may be detrimental to the underlying value of client positions.

         CFSC usually opposes proposals which dilute the economic interest of shareholders, and CFSC also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to take over offers, CFSC calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, CFSC will generally vote for the merger, acquisition or leveraged buy-out.

         The following guidelines deal with a number of specifications, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of CFSC' general approach to a wide range of issues. They are not hard and fast rules, as, on occasion, we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

         A.       Directors and Auditors

         CFSC generally supports the management slate of directors, although CFSC may withhold its votes if the board has adopted excessive anti-takeover measures.

         CFSC favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, CFSC will support management's selection of auditors.

         B.       Corporate Governance

         In the area of corporate governance, CFSC will generally support proxy measures which tend to increase shareholder rights.

                  1. Confidential Voting. CFSC generally supports proposals to adopt confidential voting and independent vote tabulation practices, which may lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of Proxy proposals.

                  2. Greenmail. Unless they are part of anti-takeover provisions, CFSC usually supports anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price.

                  3. Indemnification of Directors. CFSC usually votes in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because such measures are important in attracting competent directors and officers.

                  4. Opt Out of Delaware. CFSC usually supports by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition.

                  5. Increases in Common Stock. CFSC will generally support an increase in commons stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense.

         CFSC generally votes against the following anti-takeover proposals, as such proposals tend to diminish shareholder rights.

                  1. Fair Price Amendments. CFSC generally opposes fair price amendments because they may deter takeover bids, but CFSC will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.

                  2. Classified Boards. CFSC generally opposes classified boards because they limit shareholder control.

                  3. Blank Check Preferred Stock. CFSC generally opposes the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval.

                  4. Supermajority Provisions. CFSC generally opposes supermajority voting requirements because they often detract from the majority's rights to enforce its will.

                  5. Golden Parachutes. CFSC generally opposes golden parachutes, as they tend to be excessive and self-serving, and CFSC favors proposals which require shareholder approval of golden parachutes and similar arrangements.

                  6. Poison Pills. Because poison pill defenses tend to depress the value of shares, CFSC will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provisions for existing poison pills, and (3) shareholder vote on redemption of poison pills.

                  7. Reincorporation. CFSC opposes reincorporation in another state in order to take advantage of a stronger anti-takeover statute.

                  8. Shareholder Rights. CFSC opposes proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority.

         CFSC generally votes on other corporate governance issues as follows:

                  1. Other Business. Absent any compelling grounds, CFSC usually authorizes management to vote in its discretion.

                  2. Differential Voting Rights. CFSC usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

                  3. Directors-Share Ownership. CFSC will usually vote against proposals requiring directors to own a specific number of shares.

                  4. Independent Directors. CFSC generally supports proposals which would require that a board consist of a majority of independent directors.

                  5. Preemptive Rights. CFSC generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

                  6. Employee Stock Ownership Plans (ESOPs). CFSC evaluates ESOPs on a case-by-case basis. CFSC usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, CFSC examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. CFSC may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. CFSC may vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

         C.       Compensation and Stock Options Plans

                  CFSC reviews compensation plan proposals on a case-by-case basis. CFSC believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so CFSC generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, CFSC may vote in opposition.

                  CFSC shall vote with management with respect to compensation plans which utilize stock options or stock incentives. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, CFSC may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

         D.     Social Issues

                Consistent with its fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares, CFSC will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that CFSC cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

                CFSC will generally support management's recommendations on social issue proposals. However, CFSC may vote in favor of such a proposal if CFSC determines that the proposal would have a positive impact on the share value.

                  Examples of proposals in this category include:

                  1. Anti-Abortion.
                  2. Affirmative Action.
                  3. Animal Rights.
                           a. Animal Testing.
                           b. Animal Experimentation.
                           c. Factory Farming.
                  4. Chemical Releases.
                  5. El Salvador.
                  6. Environmental Issues.
                           a. Valdez Principles.
                           b. Environmental Protection.

                  7. Equal Opportunity.
                  8. Discrimination.
                  9. Government Service.
                  10. Infant Formula.
                  11. Israel.
                  12. Military Contracts.
                  13. Northern Ireland.
                           a. MacBride Principles.
                  14. Nuclear Power.
                           a. Nuclear Waste.
                           b. Nuclear Energy Business.
                  15. Planned Parenthood Funding.

                  16. Political Contributions.
                  17. South Africa.
                           a. Sullivan Principles.
                  18. Space Weapons.
                  19. Tobacco-Related Products.
                  20. World Debt.

PART C OTHER INFORMATION

Item 28. Exhibits:

(a) Articles of Organization of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment 35 as filed with the SEC on June 6, 2008).

(b) By-Laws of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment 31 as filed with the SEC on July 1, 2005)(Accession No.
0000721291-05-000016).

(c) Not Applicable.

(d) Investment Advisory Contract, dated September 1, 1978, by and between the Copley Trust (formerly Steadman Tax-Sheltered Trust and now Copley Fund, Inc.) and Copley Financial Services Corp., a Massachusetts corporation (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(e) Not Applicable.

(f) Not Applicable.

(g) Custodian Agreement by and between the Copley fund, Inc. and Fleet Investment Services (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(h) (1) Transfer Agency and Service Agreement by and between Copley Fund, Inc. and Gemini Fund Services, Inc. (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

    (2) Fund Accounting Service Agreement by and between Copley Fund, Inc. and Gemini Fund Services, Inc. (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

    (3) Fee Waiver Agreement is filed herewith.

(i) Legal Opinion and Consent of Counsel is filed herewith.

(j) Consent of Independent Auditor is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable

(n) Not Applicable.

(o) Reserved.

(p)(1) Code of Ethics of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

   (2) Code of Ethics for Principal Executive and Senior Financial Officer of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment No.
30) (Accession No. 0000721291-04-000008).

Item 29. Persons Controlled by or Under Common Control With Registrant
________________

Irving Levine
________________________________ ______________________
Copley Financial Services, Inc.   Stuffco, Inc.
(1)                               (3)
________________________________
Copley Fund, Inc.
(2)

(1) See "Investment Adviser - The Adviser" in the Statement of Additional Information.

(2) See "Control Persons and Principal Shareholders" in the
Statement of Additional Information.

(3) Mr. Levine owns 100% of the outstanding capital stock of this Massachusetts corporation, which is engaged in the business of processing ladies handbags, owns a retail store, and he also serves as Chairman of the Board of Directors and Treasurer thereof.

Item 30. Indemnification

The By-Laws of the Fund provide that each director and officer shall be indemnified by the Fund against liabilities, fines, penalties and claims imposed upon or asserted against him (including amounts paid in settlement) by reason of having been such a director or officer, whether or not then continuing so to be, and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in relation to matters as to which he shall have been finally adjudicated in any proceeding guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of such an adjudication in any such proceeding or in the absence of a settlement thereof, no indemnification shall be permitted unless there is first obtained a determination by independent legal counsel to the effect that, based upon a review of the facts, the officer or director seeking indemnification is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. "Independent legal counsel" shall not include counsel for the Fund, its investment adviser, its principal underwriter, if any, or persons affiliated with the Fund or such adviser or underwriter. "Director" or "officer" includes every director or officer or former director or officer of the Fund and every person who may have served at its request as a director or officer or other official serving in an equivalent capacity for another corporation or unincorporated business entity in which the Fund owns shares of stock or has an equity interest or of which it is a creditor or, in the case of non-stock corporation, to which the Fund contributes. Such terms also include personal representatives. The indemnity rights granted by the Fund's Articles of Organization are not deemed to be exclusive of other rights, if any, which such a director or officer may have under applicable law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Copley Financial Services Corp., the Fund's investment adviser ("CFSC"), is engaged in no other business. Please see Parts A and B of this Registration Statement for discussion of Investment Advisor.

Item 32. Principal Underwriters

None

Item 33. Location of Accounts and Records

With the exception of the minute book of Shareholders and Directors and files of all advisory material received from the investment adviser, which are maintained by the Fund at P. O. Box 3287, Fall River, Massachusetts 02724, all other accounts, books or other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder, are maintained by Bank of America, 111 Westminster Street, Providence, RI 02903 and Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

Item 34. Management Services
         Not Applicable

Item 35. Undertakings
         Not Applicable

S I G N A T U R E S

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fall River, and Commonwealth of Massachusetts, on the 12th day of May 2010.

COPLEY FUND, INC.
By: /s/ Irving Levine
Irving Levine, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                       TITLE                           DATE

/s/ Irving Levine               Chairman of the Board         May 12, 2010
Irving Levine                   and President, Chief
                                Financial and Accounting
                                Officer

/s/ Albert Resnick, M.D.        Director                      May 12, 2010
Albert Resnick, M.D.

/s/ Gary S. Gains               Director                      May 12, 2010
Gary S. Gains